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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 3, 2004
                                                  -----------------

                           RENAISSANCERE HOLDINGS LTD.
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             (Exact name of registrant as specified in its charter)

          Bermuda                        34-0-26512             98-014-1974
       -------------                --------------------       --------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


              Renaissance House
       8-12 East Broadway, Pembroke
                 Bermuda                                         HM 19
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:    (441) 295-4513
                                                    --------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     The following exhibits are filed as part of this report:

        Exhibit #      Description
        ---------      -----------
         99.1*         Copy of Company's press release, issued February 3, 2004.

* Exhibit 99.1 is being furnished to the Securities and Exchange Commission ("SEC") pursuant to Item 12 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant's other SEC filings.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On February 3, 2004, RenaissanceRe Holdings Ltd. (the "Company") issued a press release (the "Press Release") announcing the Company's preliminary results for the quarter and year ended December 31, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1 to this Form 8-K. This Form 8-K and Exhibit 99.1 hereto are each being furnished pursuant to Item 12 of Form 8-K and are therefore not to be considered "filed" with the Securities and Exchange Commission.

Non-GAAP Financial Measures

     In addition to the GAAP financial measures set forth in the Press Release, the Company has included certain non-GAAP financial measures in the Press Release within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous earnings releases and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies in the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measure in assessing the Company's overall financial performance.

     The Company has included in the Press Release "net operating income available to common shareholders" of $151.4 million in the fourth quarter of 2003 (as compared with $105.8 million in the fourth quarter of 2002) and $524.1 million for the year ended December 31, 2003 (as compared with $363.8 million for the year ended December 31, 2002). The Company has also included in the Press Release "operating earnings per

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common share" of $2.13 during the fourth quarter of 2003 (as compared with $1.50 per common share during the fourth quarter of 2002) and $7.38 per common share for the year ended December 31, 2003 (as compared with $5.18 per common share for the year ended December 31, 2002). Each of these measures is a non-GAAP financial measure.

     The Company uses "operating income" as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. "Operating income" differs from "net income," which the Company believes is the most directly comparable GAAP measure, only by the exclusion of realized gains and losses on investments and the cumulative effect of a change in the Company's accounting for goodwill of $9.2 million in the first quarter of 2002. In the Press Release, the Company provides that "net income available to common shareholders" during the fourth quarter of 2003 was $160.0 million (as compared with $102.2 million during the fourth quarter of 2002) and $604.6 million for the year ended December 31, 2003 (as compared with $364.8 million for the year ended December 31, 2002). In the Press Release, the Company also provides that "net income per common share" during the fourth quarter of 2003 was $2.25 (as compared with $1.45 per common share during the fourth quarter of 2002) and $8.52 per common share for the year ended December 31, 2003 (as compared with $5.20 per common share for the year ended December 31, 2002). In addition to the reasons for this presentation set forth above, the Company's management also believes that presentation of "operating income" is useful to investors because by excluding realized gains and losses on investments, it more accurately measures and predicts the Company's results of operations by removing the variability arising from the management of its investment portfolio and from non-recurring matters such as changes in accounting principles.

     The Company has also included in the Press Release "managed catastrophe premium" of $42.6 million in the fourth quarter of 2003 (as compared with $35.5 million in the fourth quarter of 2002) and of $720.4 million for the year ended December 31, 2003 (as compared with $716.5 million for the year ended December 31, 2002), which is a non-GAAP financial measure. The principal difference between "managed catastrophe premium" and "total catastrophe premium," which the Company believes is the most directly comparable GAAP measure, is that catastrophe premiums written by Top Layer Reinsurance Ltd., a joint venture, which is accounted for under the equity method of accounting, and accordingly its premiums are not consolidated in the Company's GAAP results. In the Press Release, the Company provides that "total catastrophe premium" was $40.0 million in the fourth quarter of 2003 (as compared with $35.5 million during the fourth quarter of 2002) and was $643.7 million for the year ended December 31, 2003 (as compared with $643.4 million for the year ended December 31, 2002).

     The Company has also included in the Press Release "summary of income from joint venture relationships" of $36.6 million in the fourth quarter of 2003 (as compared with $31.8 million in the fourth quarter of 2002) and of $137.0 million for the year ended December 31, 2003 (as compared with $112.8 million for the year ended December 31, 2002), which is a non-GAAP financial measure. The principal differences between "summary of income from joint venture relationships" and "other income," which the

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Company believes is the most directly comparable GAAP measure, are that the results of DaVinci Reinsurance Ltd., a joint venture the financial results of which are consolidated in the Company's financial statements, are reflected in "summary of income from joint venture relationships" as if reported under the equity accounting method, and that this presentation also includes fees earned on certain quota share cessions of catastrophe business by the Company which are reflected on its income statement as a reduction of acquisition and operational expenses. In the Press Release, the Company provides that "other income" was $6.3 million in the fourth quarter of 2003 (as compared with $8.6 million during the fourth quarter of 2002) and was $27.1 million for the year ended December 31, 2003 (as compared with $32.8 million for the year ended December 31, 2002).

     The Company has also included in the Press Release "operating return on average common equity (annualized)" of 30.2% for the fourth quarter of 2003 (as compared with 29.9% for the fourth quarter of 2002) and 29.2% for the year ended December 31, 2003 (as compared with 29.0% for the year ended December 31, 2002), which is a non-GAAP financial measure. The principal differences between "operating return on average common equity (annualized)" and "return on average common equity," which the Company believes is the most directly comparable GAAP measure, are that "operating return on average equity" excludes realized gains on investments and the cumulative effect of a change in the Company's accounting for goodwill of $9.2 million in the first quarter of 2002. In the Press Release, the Company provides that "return on average common equity" was 31.9% in the fourth quarter of 2003 (as compared with 28.9% for the fourth quarter of 2002) and was 33.7% for the year ended December 31, 2003 (as compared with 29.1% for the year ended December 31, 2002).

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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RENAISSANCERE HOLDINGS LTD.

Date: February 3, 2004                 By: /s/ John M. Lummis
      ----------------                     ------------------------------
                                           Name:  John M. Lummis
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS


Exhibit No.          Description
-----------          -----------

  99.1*              Copy of Company's press release, issued February 3, 2004.


* Exhibit 99.1 is being furnished to the SEC pursuant to Item 12 and is not being filed with the SEC. Therefore, this exhibit is not incorporated by reference in any of the registrant's other SEC filings.